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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 14, 1996

                             K & F Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

           Delaware                                     34-1614845
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

        Commission file number: 33-29035
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   600 Third Avenue, New York, New York                         10016
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 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code       (212) 297-0900
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Item 8.  Change in Fiscal Year

On November 14, 1996, the Board of Directors of K & F Industries, Inc. (The "Company") approved a change of accounting period for the Company from a fiscal year ended March 31 to a calendar year ended December 31. The Company intends to file with the Securities and Exchange Commission its report covering the transition period on an Annual Report on Form 10-K for the nine months ending December 31, 1996.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        K & F INDUSTRIES, INC.
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                                              Registrant

Dated: November 22, 1996                  DIRKSON R. CHARLES
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                                          Dirkson R. Charles
                                         Chief Financial Officer
                                                  and
                                         Registrant's Authorized
                                                Officer